UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 16, 2018 (February 13, 2018)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 13, 2018, Avis Budget Group, Inc. and its subsidiaries, Avis Budget Holdings, LLC and Avis Budget Car Rental, LLC, as the Borrower, entered into a fifth amendment and restatement of the Fourth Amended and Restated Credit Agreement dated as of October 7, 2016, as amended, with JPMorgan Chase Bank, N.A., as Administrative Agent and the other lenders party thereto. Pursuant to this amendment and restatement, the term of the revolving facility was extended until 2023 and the maturity date of the term loan issued under the facility was extended until 2025. In addition, the amendment and restatement contains revised affirmative covenants, financial and other negative covenants, and certain other revised terms.

The foregoing summary is qualified by reference to the terms of the Fifth Amended and Restated Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Certain of the lenders party to the credit agreement, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Avis Budget Group, Inc., Avis Budget Car Rental, LLC and their subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this report is incorporated into this Item 2.03 by reference.

Item 8.01	Financial Statements and Exhibits.

On February 14, 2018, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Fifth Amended and Restated Credit Agreement dated as of February 13, 2018, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, Avis Budget Group, Inc., the Subsidiary Borrowers from time to time parties there, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Citibank, N.A., Bank of America, N.A., Barclays Bank plc and Credit Agricole Corporate and Investment Bank, as Co-Documentation Agents.

99.1	Press Release dated February 14, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: Feburary 16, 2018

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated February 16, 2018 (February 13, 2018)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fifth Amended and Restated Credit Agreement dated as of February 13, 2018, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, Avis Budget Group, Inc., the Subsidiary Borrowers from time to time parties there, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Citibank, N.A., Bank of America, N.A., Barclays Bank plc and Credit Agricole Corporate and Investment Bank, as Co-Documentation Agents.

99.1	Press Release dated February 14, 2018.